EXHIBIT 99.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PROSOFTTRAINING

I, Robert G. Gwin, Chief Executive and Financial Officer of ProsoftTraining (the “Company”), pursuant to 18 U.S.C. §1350 as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, in connection with the accompanying Quarterly Report on Form 10-Q (the “Report”) for the fiscal quarter ended October 31, 2002 and filed with the United States Securities and Exchange Commission, do hereby certify that to my knowledge:

1	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company in respect of those items required to be described or presented in such Report under Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934.

/S/ ROBERT G. GWIN
Robert G. Gwin Chief Executive & Financial Officer December 10, 2002